                                  Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Allen J. Berning, William J. Kullback and Linda U. Feuss, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Pemstar Inc. ("Pemstar"), and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    Name                                           Title                                Date
                    ----                                           -----                                ----

/s/ Allen J. Berning                              Chairman, Chief Executive Officer and         December 17, 2001
-------------------------------------------       Director (principal executive officer)
Allen J. Berning


/s/ William J. Kullback                           Executive Vice President--Finance and         December 17, 2001
-------------------------------------------       Chief Financial Officer (principal
William J. Kullback                               financial officer)

/s/ Robert R. Murphy
-------------------------------------------       Director                                      December 17, 2001
Robert R. Murphy

/s/ Steve V. Petracca
-------------------------------------------       Director                                      December 17, 2001
Steve V. Petracca

/s/ Karl D. Shurson
-------------------------------------------       Director                                      December 17, 2001
Karl D. Shurson

/s/ Robert D. Ahmann
-------------------------------------------       Director                                      December 17, 2001
Robert D. Ahmann


-------------------------------------------       Director                                      December   , 2001
Thomas A. Burton


-------------------------------------------       Director                                      December   , 2001
Hargopal (Paul) Singh

/s/ Gregory S. Lea
-------------------------------------------       Director                                      December 17, 2001
Gregory S. Lea


-------------------------------------------       Director                                      December   , 2001
Bruce M. Jaffe